             NUMBER                                      SHARES
     CN

           COMMON STOCK                               COMMON STOCK
                                                    CUSIP 171779 10 1
                                            SEE REVERSE FOR CERTAIN DEFINITIONS


                              CIENA CORPORATION

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
        THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY

This Certifies that






is the owner of

 FULLY PAID AND NONASSESSABLE SHARES, PAR VALUE $.01 PER SHARE, OF THE COMMON
                                   STOCK OF

CIENA CORPORATION transferable upon the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to provisions of the Certificate of Incorporation and By-Laws of the Corporation as from time to time amended. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

              Witness the seal of the Corporation and the signatures of its duly authorized officers.

                 Dated:

[CIENA CORPORATION 1992 DELAWARE SEAL]

PRESIDENT, CHIEF EXECUTIVE OFFICER      CHIEF FINANCIAL OFFICER, VICE PRESIDENT,
         AND DIRECTOR                       FINANCE AND ASSISTANT SECRETARY

COUNTERSIGNED AND REGISTERED
  THE FIRST NATIONAL BANK OF BOSTON

TRANSFER AGENT AND REGISTRAR

BY [SIG]

AUTHORIZED SIGNATURE

                              CIENA CORPORATION

        The Corporation is authorized to issue more than one class of stock. A statement of the powers, designations, preferences and the relative participating, optional or other rights of each class and series of stock and the qualifications, limitations or restrictions thereon will be provided without charge to each stockholder upon request to the Corporation.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with rights of
           survivorship and not as tenants in
           common

UNIF GIFT MIN ACT --               Custodian
                     -------------           -------------
                        (Cust)                  (Minor)
                        under Uniform Gifts to Minors
                        Act
                           -------------------------------
                                    (State)


   Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

For value received, ____________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

----------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                  ASSIGNEE)

-------------------------------------------------------------------------------
                                                                        Shares
------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      --------------------        ---------------------------------------------
                                  NOTICE: The signatures to this
                                  assignment must correspond with the notes as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.


SIGNATURE(S) GUARANTEED:
                         ------------------------------------------------------
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                         ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.